UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 5, 2009 (March 1, 2009)

INNOTRAC CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

000-23741	58-1592285
(Commission File Number)	(IRS Employer Identification No.)

6655 Sugarloaf Parkway
Duluth, Georgia	30097
(Address of Principal Executive Offices)	(Zip Code)

(678) 584-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 1, 2009, Innotrac Corporation (“Innotrac”) entered into the Seventh Amendment to the Loan and Security Agreement (the “Seventh Amendment”) between Innotrac and Wachovia Bank, National Association (the “Bank”), to the Third Amended and Restated Loan and Security Agreement, (the “Loan Agreement”) dated March 28, 2006 (as previously amended on July 24, 2006, November 14, 2006, April 16, 2007, June 29, 2007, September 28, 2007 and October 22, 2008).

The Seventh Amendment provides for the term of the Loan Agreement to be extended to March 31, 2009.  No other terms of the Loan Agreement were effected.

The extension of thirty (30) days from the original termination date for the Loan Agreement was provided to allow final terms and conditions for a new loan and security agreement with Wachovia Bank to be determined and documented.  However, there can be no assurance that a new agreement will be entered into before the extended termination date of the current Loan Agreement.

A copy of the Seventh Amendment is attached hereto as Exhibit 10.4(CC) and is incorporated herein by reference.  The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Information contained in this Form 8-K, other than historical information, may be considered forward-looking in nature.  Forward-looking statements in this Form 8-K include our expectations for our finalization of and entrance into a new loan agreement.  Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected.  Among the key factors that may have a direct bearing on Innotrac's operating results, performance or financial condition are competition, the demand for Innotrac's services, Innotrac's ability to retain its current clients and attract new clients, realization of expected revenues from new clients, the state of the telecommunications and direct response industries in general, changing technologies, Innotrac’s ability to maintain profit margins in the face of pricing pressures, Innotrac’s ability to finalize a new loan agreement and numerous other factors discussed in Innotrac's 2007 Annual Report on Form 10-K and other filings on file with the Securities and Exchange Commission.  Innotrac disclaims any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise.

Item 9.01    Exhibits

10.4	(CC)	Seventh Amendment to the Loan and Security Agreement between Innotrac and Wachovia Bank, National Association, dated March 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innotrac Corporation

Dated: March 5, 2009	By:	/s/ Scott D. Dorfman
	Name:	Scott D. Dorfman
	Title:	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.		Description

10.4	(CC)	Seventh Amendment to the Loan and Security Agreement between Innotrac and Wachovia Bank, National Association, dated March 1, 2009